                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 14, 1998


                      AUBURN NATIONAL BANCORPORATION, INC.
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          DELAWARE                   0-26486                 63-0885779
          --------                   -------                 ----------
      (STATE OR OTHER             (COMMISSION               (IRS EMPLOYER
       JURISDICTION OF            FILE NUMBER)           IDENTIFICATION NO.)
       INCORPORATION)


      100 NORTH GAY STREET, P.O. DRAWER 3110, AUBURN, ALABAMA  36831-3110
------------------------------------------------------------------------------
        (ADDRESSES OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                (334) 821-9200
             ----------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.   OTHER EVENTS.
------    ------------

     On May 14, 1998, Auburn National Bancorporation, Inc. declared a second quarter $.14 per share cash dividend and a 200% stock dividend for shareholders of record on June 10, 1998 to be issued on June 25, 1998. A copy of the press release announcing the cash and stock dividends is attached to the end of this report.

     On June 12, 1998, Auburn Bank, a bank subsidiary of Auburn National Bancorporation, Inc. announced plans for the opening of a new branch in Phenix City, Alabama. The branch is scheduled to open during August 1998. A copy of the press release is attached to the end of this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
-------  --------------------------------------------------------------------

     (c)  Exhibits

          The following exhibits are filed herewith:

     Exhibit No.      Description
     -----------      -----------

        99.1          Press Release for Cash and Stock Dividend

        99.2          Press Release for New Branch Plans
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AUBURN NATIONAL BANCORPORATION, INC.
                                       (Registrant)


                                       /s/ Linda Fucci
                                       ------------------------------------
                                       Linda Fucci
                                       Chief Financial Officer



Date:  June 22, 1998

                               INDEX TO EXHIBITS
                               -----------------



 Exhibit
 -------

  99.1        Press Release for Cash and Stock Dividend

  99.2        Press Release for New Branch Plans